Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and officer of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint John C. Rogers and M. Ryan Kirkham, and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with the power to act without the other and with full power of substitution and resubstitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, and other documents, for him and in his name, in any and all capacities, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, for him and in his name, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of July, 2018.

/s/ Charles W. Sulerzyski
Charles W. Sulerzyski

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint Charles W. Sulerzyski and M. Ryan Kirkham, and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with the power to act without the other and with full power of substitution or resubstitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, and other documents, for him and in his name, in any and all capacities, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, for him and in his name, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of July, 2018.

/s/ John C. Rogers
John C. Rogers

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint Charles W. Sulerzyski, John C. Rogers and M. Ryan Kirkham, and each of them acting individually, as her true and lawful attorneys-in-fact and agents, each with the power to act without any other and with full power of substitution and resubstitution, to do any and all acts and things, in her name and on her behalf, in any and all capacities, and to execute any and all instruments, and other documents, for her and in her name, in any and all capacities, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, for her and in her name, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of July, 2018.

/s/ Tara M. Abraham
Tara M. Abraham

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint Charles W. Sulerzyski, John C. Rogers and M. Ryan Kirkham, and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with the power to act without any other and with full power of substitution and resubstitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, and other documents, for him and in his name, in any and all capacities, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, for him and in his name, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of July, 2018.

/s/ S. Craig Beam
S. Craig Beam

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint Charles W. Sulerzyski, John C. Rogers and M. Ryan Kirkham, and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with the power to act without any other and with full power of substitution and resubstitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, and other documents, for him and in his name, in any and all capacities, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, for and in his name, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of July, 2018.

/s/ George W. Broughton
George W. Broughton

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint Charles W. Sulerzyski, John C. Rogers and M. Ryan Kirkham, and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with the power to act without any other and with full power of substitution and resubstitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, and other documents, for him and in his name, in any and all capacities, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, for him and in his name, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of July, 2018.

/s/ David F. Dierker
David F. Dierker

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint Charles W. Sulerzyski, John C. Rogers and M. Ryan Kirkham, and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with the power to act without any other and with full power of substitution and resubstitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, and other documents, for him and in his name, in any and all capacities, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, for him and in his name, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of July, 2018.

/s/ James S. Huggins
James S. Huggins

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint Charles W. Sulerzyski, John C. Rogers and M. Ryan Kirkham, and each of them acting individually, as her true and lawful attorneys-in-fact and agents, each with the power to act without any other and with full power of substitution and resubstitution, to do any and all acts and things, in her name and on her behalf, in any and all capacities, and to execute any and all instruments, and other documents, for her and in her name, in any and all capacities, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, for her and in her name, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of July, 2018.

/s/ Brooke W. James
Brooke W. James

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint Charles W. Sulerzyski, John C. Rogers and M. Ryan Kirkham, and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with the power to act without any other and with full power of substitution and resubstitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, and other documents, for him and in his name, in any and all capacities, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, for him and in his name, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of July, 2018.

/s/ David L. Mead
David L. Mead

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint Charles W. Sulerzyski, John C. Rogers and M. Ryan Kirkham, and each of them acting individually, as her true and lawful attorneys-in-fact and agents, each with the power to act without any other and with full power of substitution and resubstitution, to do any and all acts and things, in her name and on her behalf, in any and all capacities, and to execute any and all instruments, and other documents, for her and in her name, in any and all capacities, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, for her and in her name, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of July, 2018.

/s/ Susan D. Rector
Susan D. Rector

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Peoples Bancorp Inc., an Ohio corporation (the “Corporation”), does hereby make, constitute and appoint Charles W. Sulerzyski, John C. Rogers and M. Ryan Kirkham, and each of them acting individually, as his true and lawful attorneys-in-fact and agents, each with the power to act without any other and with full power of substitution and resubstitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, and other documents, for him and in his name, in any and all capacities, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, for him and in his name, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement on Form S-3 of the Corporation filed in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of July, 2018.

/s/ Terry T. Sweet
Terry T. Sweet